WisdomTree Trust

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

(the “Fund”)

Supplement dated May 30, 2025 to the Statutory Prospectus (the “Prospectus”) and

the Statement of Additional Information (the “SAI”),

each dated August 1, 2024, as supplemented

Effective May 30, 2025, the WisdomTree Europe Hedged SmallCap Equity Fund (EUSC) (now, the WisdomTree European Opportunities Fund (OPPE)) changed its name, principal investment strategies, investment objective, and ticker symbol. Therefore, effective immediately, all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety. Information pertaining to the Fund, including a description of its investment strategies, can be found in the Fund’s new prospectus and statement of additional information, each dated May 30, 2025, which are available on the Fund’s website at https://www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports or through your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-SAI-EUSC-0525